UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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THE PRUDENTIAL SERIES FUND

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND

PSF Natural Resources Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

September 9, 2022

To the Shareholders:

At a meeting held on June 13-14, 2022, the Board of Trustees (the Board) of The Prudential Series Fund, including all of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved: (i) a new subadvisory agreement (the New Subadvisory Agreement) for the PSF Natural Resources Portfolio (the Portfolio) with T. Rowe Price Associates, Inc. (T. Rowe Price or the New Subadviser); (ii) changing the Portfolio's principal Investment Strategies and; and (iii) changing the Portfolio's secondary benchmark index.

The purpose of the New Subadvisory Agreement with T. Rowe Price was to replace the prior subadvisory agreement between PGIM Investments LLC (PGIM Investments or the Manager), as investment managers to the Portfolio, and Allianz Global Investors U.S. LLC (AllianzGI). On May 17, 2022, the Securities and Exchange Commission (the SEC) charged AllianzGI and three portfolio managers with a fraudulent scheme that concealed the downside risks of a complex options trading strategy. The Board further noted that AllianzGI admitted that its conduct violated the federal securities laws and agreed to a cease-and-desist order (the Order). As a result of the SEC order, AllianzGI is automatically disqualified from providing advisory services to U.S. registered funds, such as the Portfolio, for the next ten years. AllianzGI had to be replaced as subadviser to the Portfolio by July 26, 2022. As such, the New Subadvisory Agreement became effective June 30, 2022. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio's new subadvisory arrangement.

By order of the Board,

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PSFNTRIS2

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND

PSF Natural Resources Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

September 9, 2022

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the PSF Natural Resources Portfolio (the Portfolio), a series of The Prudential Series Fund (PSF or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

PSF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). PSF is organized as a Delaware statutory trust. The Portfolio is a series of the Trust.

The Trustees of PSF are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of PSF are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager to the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio. At a meeting held on June 13-14, 2022, the Board, including all of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act, approved: (i) a new subadvisory agreement with T. Rowe Price Associates, Inc. (T. Rowe Price or the New Subadviser) for the Portfolio; and (iii) changing the Portfolio's secondary benchmark index.

The purpose of the New Subadvisory Agreement with T. Rowe Price was to replace the prior subadvisory agreement between PGIM Investments LLC (PGIM Investments or the Manager), as investment managers to the Portfolio, and Allianz Global Investors U.S. LLC (AllianzGI). On May 17, 2022, the Securities and Exchange Commission (the SEC) charged AllianzGI and three portfolio managers with a fraudulent scheme that concealed the downside risks of a complex options trading strategy. The Board further noted that AllianzGI admitted that its conduct violated the federal securities laws and agreed to a cease-and-desist order (the Order). As a result of the SEC order, AllianzGI is automatically disqualified from providing advisory services to U.S. registered funds, such as the Portfolio, for the next ten years. AllianzGI had to be replaced as subadviser to the Portfolio by July 26, 2022. As such, the New Subadvisory Agreement became effective June 30, 2022. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Management Agreement was last approved by the Trustees, including all of the Independent Trustees, at the June 2022 Board meeting.

AllianzGI or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about September 9, 2022 to shareholders investing in the Portfolio as of June 30, 2022.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, the Board considered and approved the New Subadvisory Agreement with respect to the Portfolio between PGIM Investments and T. Rowe Price. The Board noted that the purpose of the New Subadvisory Agreement was to replace the prior subadvisory agreement for the Portfolio (the Prior Subadvisory Agreement) between the Manager and AllianzGI. The Board noted that on May 17, 2022, the Securities and Exchange Commission (the SEC) charged AllianzGI and three portfolio managers with a fraudulent scheme that concealed the downside risks of a complex options trading strategy. The Board further noted that AllianzGI admitted that its conduct violated the federal securities laws and agreed to a cease-and-desist order (the Order), and that as a result of the Order, AllianzGI is automatically disqualified from providing advisory services to U.S. registered funds, such as the Portfolio, for the next ten years. The Board noted that the SEC is allowing a transition period until July 26, 2022 to allow mutual funds, such as the Portfolio, to transition to other subadvisers.

The Board, including all of the trustees who are not parties to the New Subadvisory Agreement or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on June 13-14, 2022 (the Board Meeting) and approved the New Subadvisory Agreement at the Board Meeting for an initial two-year period after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the New Subadvisory Agreement, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by the New Subadviser; comparable performance information; the fees to be paid by the Manager to the New Subadviser; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadviser, or in advance of, the Board Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangement between the Manager and the New Subadviser was appropriate in light of the Order against AllianzGI and the services to be performed and the fee arrangements under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by AllianzGI under the Prior Subadvisory Agreement and those that would be provided by the New Subadviser under the New Subadvisory Agreement. The Board noted that AllianzGI would be disqualified from serving as subadviser to the Portfolio on July 26, 2022 due to the Order. The Board noted that the nature and extent of services provided to the Portfolio under the Prior Subadvisory Agreement, and those that would be provided under the New Subadvisory Agreement, were similar in that the New Subadviser is required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of the New Subadviser, among other relevant information. The Board noted that it had also received favorable compliance reports regarding the New Subadviser from PSF's Chief Compliance Officer. The Board also noted that the New Subadviser provides subadvisory services to other PSF portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadviser, the background information that it had reviewed regarding the New Subadviser and its prior experience with the New Subadviser with regard to other PSF portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the New Subadviser.

Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadviser managing the Portfolio's assets, taking into account the proposed allocation the New Subadviser, as well as a comparison of such performance information against the Portfolio's benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to the New Subadviser.

The Board noted that it would consider performance information as part of future annual reviews of the New Subadvisory Agreement.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to the New Subadviser under the New Subadvisory Agreement. The Board considered that the proposed contractual and effective subadvisory fees to be paid by the Manager to the New Subadviser were higher than the rates paid by the Manager to AllianzGI under the Prior Subadvisory Agreement. The Board considered that subadvisory fees are paid by the Manager to the New Subadviser, and that any change in the subadvisory fee rate will not change the investment management fee paid by a portfolio or its shareholders. The Board noted that due to an increase in subadvisory fees, the Manager is expected to lose money and that as a result, the Manager is not recommending contractual management fee waivers. The Board noted that it would consider the subadvisory fees and any waivers as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedule for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreement.

Other Benefits to the New Subadviser

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by the New Subadviser, and its respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the New Subadviser were consistent with those generally derived by other subadvisers to other PSF portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadviser were similar to the benefits derived by the New Subadviser in connection with its management of other PSF portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreement.

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After full consideration of these factors, the Board approved the New Subadvisory Agreement for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about the New Subadviser

T. Rowe Price Associates, Inc. (T. Rowe Price). is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.31 trillion in assets as of June 30, 2022. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

Additional information about T. Rowe Price is attached as Exhibit B.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement. The New Subadviser is compensated by the Manager (and not the Portfolio) based on the amount of assets of the Portfolio it manages. The subadvisory fee rates under the Prior Subadvisory Agreement with AllianzGI, the subadvisory fee rates under the New Subadvisory Agreement with T. Rowe Price, and the subadvisory fees paid to AllianzGI for the fiscal year ended December 31, 2021, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	New/Current Subadvisory	Subadvisory Fees Paid
		Fee Rates	for the
Fiscal Year Ended
December 31, 2021
Allianz Global Investors	0.45% of average daily net	N/A	$968,104
U.S. LLC	assets to $50 million;
0.40% of average daily net
assets on the next $50 million;
0.30% of average daily net
assets on the next $50 million;
0.14% of average daily net
assets over $150 million.
T. Rowe Price	N/A	0.55% of average daily net	N/A
Associates, Inc. *		assets to $50 million;
When Portfolio average daily
net assets exceed $50 million:
0.50% of average daily net
assets to $500 million;
When Portfolio average daily
net assets exceed $500 million:
0.425% of average daily net
assets up to $500 million;
0.375% of average daily net
assets above $500 million to $1
billion;
When Portfolio average daily
net assets exceed $1 billion:
0.375% of average daily net
assets

*For purposes of calculating the subadvisory fee, the assets of the Portfolio will be aggregated with the AST T. Rowe Price Natural Resources Portfolio. T. Rowe Price has agreed to reduce its subadvisory fees by the percentages based on the combined aggregate assets subadvised by T. Rowe Price across the existing T. Rowe Price managed sleeves and portfolios.

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each portfolio listed below (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the portfolios listed below (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the "other accounts"):

T. Rowe Price:

—Advanced Series Trust AST Advanced Strategies Portfolio (T. Rowe Price Sleeves) —Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio —Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio —Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio —Advanced Series Trust AST Large-Cap Growth Portfolio (T. Rowe Price Sleeve) —Advanced Series Trust AST Large-Cap Value Portfolio (T. Rowe Price Sleeve) —Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund PSF Natural Resources Portfolio

—The Prudential Series Fund PSF Global Portfolio (T. Rowe Price Sleeve)

T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following portfolios: AST Advanced Strategies Portfolio (T. Rowe Price sleeves), AST Large-Cap Growth Portfolio (T. Rowe Price sleeves), AST Large-Cap Value Portfolio (T. Rowe Price sleeve), AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST T. Rowe Price Growth Opportunities Portfolio,), AST T. Rowe Price Natural Resources Portfolio, PSF Global Portfolio (T. Rowe Price sleeve), and PSF Natural Resources Portfolio.

Combined Average Daily Net Assets		Percentage Fee Waiver
When Assets exceed $20 billion
Up to $1 billion		2.5% Fee Reduction
On the next $1.5 billion		5.0% Fee Reduction
On the next $2.5 billion		7.5% Fee Reduction
On the next $5.0 billion		10.0% Fee Reduction
Above $10.0 billion		12.5% Fee Reduction
	When Assets	exceed $20 billion
Up to $20 billion		12.5% Fee Reduction
On the next $10 billion		15.0% Fee Reduction
Over $30 billion		17.5% Fee Reduction

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the New Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the New Subadviser will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Investment Management Agreement between the Manager and the Trust relating to the Portfolio, and (iii) the New Subadvisory Agreement may be terminated at any time by the New Subadviser or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102.

As of June 30, 2022, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $131.3 trillion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the New Subadviser. In this capacity, the Manager reviews the performance of the Portfolio and the New Subadviser and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the New Subadviser, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the New Subadviser. The Manager utilizes this data in directly supervising the Portfolio and the New Subadviser. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

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furnishing of office facilities;

paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

monitoring, together with the New Subadviser, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

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the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadviser;

all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

the fees, costs and expenses payable to the New Subadviser pursuant to the New Subadvisory Agreement; and

with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the New Subadviser.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

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the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadviser;

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

the charges and expenses of the Trust's legal counsel and independent auditors;

brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade associations of which the Trust may be a member;

the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust; the cost of fidelity, directors and officers, and errors and omissions insurance;

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management

Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee	Aggregate Investment Management Fees Paid
	Rate	for the Fiscal Year Ended December 31, 2021
PSF Natural Resources Portfolio	0.45% of average daily net assets	$1,904,086

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the New Subadviser.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer,	President, Chief Executive Officer,
	Chief Operating Officer, Officer-in-	Chief Operating Officer and Officer in
	Charge	Charge of PGIM Investments LLC
(formerly known as Prudential
Investments LLC) (since January
2012); formerly Executive Vice
President of Jennison Associates LLC
and Head of Retail Distribution of
PGIM Investments LLC (June 2005-
December 2011); Investment Company
Institute - Board of Governors (since
May 2012).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments*

Name		Position with PGIM Investments
Position with Trust
Timothy S. Cronin	President	Senior Vice President
Ken Allen	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant	Chief Legal Officer, Executive Vice President and
	Secretary	Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President
Christian J. Kelly	Treasurer & Principal Financial and	Assistant Treasurer and Vice President
Accounting Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 6th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
PSF Natural Resources Portfolio	$420,219

Shareholder Communication Costs

AllianzGI or its affiliates will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or PSF's Trust Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French

Secretary

Dated: September 9, 2022

EXHIBIT A

THE PRUDENTIAL SERIES FUND

PSF NATURAL RESOURCES PORTFOLIO

SUBADVISORY AGREEMENT

Agreement made as of this 13th day of June, 2022 between PGIM Investments LLC (PGIM Investments or Manager), a New York limited liability company and T. Rowe Price Associates, Inc. (T. Rowe or the Subadviser), a corporation organized and existing under the laws of the State of Maryland.

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated January 1, 2006, with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Fund; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services ("Subadviser Assets"); and

NOW, THEREFORE, the Parties agree as follows:

1.Obligations of the Subadviser

(a)Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition of securities and investments thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, or sold by the Trust, and what portion of the assets will be invested or held uninvested as cash. The Subadviser is not responsible for filing class actions with respect to securities held in the portion of the Trust's investments subadvised by the Subadviser.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the applicable provisions of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, cooperate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith and as mutually agreed upon by the parties, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Manager shall provide the Subadviser with copies of any updated Trust Documents timely.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to the Subadviser's brokerage policy as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing best execution, under the circumstances. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by the Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or the Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser is not required to execute foreign currency trades through the custodian but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

(v)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(vi)The Subadviser or an affiliate shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Manager with such information upon request of the Manager.

(vii)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and the Manager understand and agree that if the Manager manage the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(viii)The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect

to	transactions	in	securities	for	the	Trust's	portfolio	or	any	other	transactions	of	Trust	assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees of the Subadviser.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)During the term of this Agreement, the Subadviser will ensure that the portion of the Trust managed by the Subadviser shall not exceed the limits on trading designated commodity contracts and swaps set forth in subsection (c)(2)(iii) of the Commodity Futures Trading Commission Rule 4.5 ("Rule 4.5"). In reliance on the accuracy of the Manager's representation in Section 2(a)(i) below, the Subadviser represents that it is exempt from registration as a commodity trading adviser with respect to the Trust.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Commodity Exchange Acct (CEA), the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures as the Manager may reasonably request.

(h)Details of the Subadviser's execution policy have been provided to the Manager. The Manager hereby confirms that it has read and understood the execution policy and agrees to it. In particular, the Manager agrees that the Subadviser may trade outside a regulated market or multi-lateral trading facility. Specific instructions from the Manager in relation to the execution of orders may prevent the Subadviser from following its execution policy in relation to such orders in respect of the elements of execution covered by such instructions.

(i)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(j)The Manager acknowledges that the Subadviser is not the Trust's pricing agent. The Subadviser acknowledges that it will assist the Manager or the Trust when market quotations may not be readily available for the Trust's portfolio investments. The Subadviser may also provide recommendations to the Manager, upon request, relating to methodologies used by the Subadviser in valuing certain securities that may be held by the Trust. The Subadviser will use its best efforts to promptly notify the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.

(k)The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Manager if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(l)With respect to the Trust's Documents that are applicable to subadvisory services rendered, the Subadviser shall comply with such Documents which will be provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(m)The Subadviser shall keep the Trust's Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

(n)The Subadviser and the Manager acknowledge that the Subadviser is not the compliance agent for the Trust, and does not have access to all of the Trust's books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Agreement in accordance with applicable law (including subchapter M of the Internal Revenue Code of 1986) as amended (the "Code"), the 1940 Act and the Advisers Act ("Applicable Law")) and in accordance with the Trust Documents, policies and determination of the Board of the Trust and the Manager and the Trust's Prospectus, the Subadviser shall perform such services based upon its books and records with respect to the Subadviser Assets based upon information in its possession, which comprise a portion of the Trust's books and records, and upon written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Prospectus and Applicable Law based upon such books and records and such instructions provided by the Trust, the Manager or the Trust's administrator. The Subadviser shall be afforded a reasonable amount of time to implement any such instructions.

(o)The Subadviser shall not use the name, trademark, service mark, logo, insignia, or other identifying mark of the Trust or the Manager or any of their affiliates or any derivative thereof, or disclose information related to the business of the Manager or any of its affiliates in any manner not approved prior thereto by the Manager; provided, however, that the Subadviser may use the name or the Trust's name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission. Materials which have been previously approved or those that only refer to the Subadviser's or the Manager's name or logo are not subject to such prior approval provided the Subadviser or the Manager shall ensure that such materials are consistent with those which were previously approved by the Subadviser or the Manager.

(p)In the event the -Manager or Custodian engages in securities lending activities, the Subadviser will not be a party to or aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure or any related costs or loss due to such activities.

(q)The Manager agree that the Subadviser may delegate trading execution and related reporting functions to the trading desk of an affiliate ("Affiliated Trading Desk"), and instruct the Affiliated Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with, or through, such brokers, dealers, underwriters or issuers as the Affiliated Trading Desk, acting on behalf of the Subadviser, may select.

2.Obligations of the Manager

(a)The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

(i)The Manager represents that, with respect to the portfolio of the Trust subadvised by the Subadviser: (a) a notice of eligibility claiming exclusion from registration has been filed in accordance with Rule 4.5; and (b) during the term of this Agreement, the Manager will ensure that all requirements necessary in order to claim an exclusion from registration under Rule 4.5 are satisfied. The Manager represents that they are currently exempt from registration as a commodity trading adviser with respect to the Trust.

(ii)With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements, Master Securities Forward Transaction Agreement ("MSFTA"), and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Trust, as outlined in the Registration Statement for the Trust, the Manager hereby authorizes and direct the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of the Trust, brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Trust, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct the Trust custodian with respect to any collateral management activities in connection with any derivatives transactions. The Manager acknowledges and understand that they will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agree to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Trust necessary to complete such agreements and other documentation.

(iii)The Manager shall not (i) use the name, trademark, service mark, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates or any derivative thereof, or (ii) disclose information related to the Subadviser Assets or the business of the Subadviser or any of its affiliates, in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld. Materials which have been previously approved or those that only refer to the Subadviser's or the Manager's name or logo are not subject to such prior approval provided the Subadviser or the Manager shall ensure that such materials are consistent with those which were previously approved by the Subadviser or the Manager.

(iv)The Manager agree to provide or complete, as the case may be, the following prior to the commencement of the Subadviser's investment advisory services as specified under this Agreement.

1.A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Trust;

2.A list of restricted securities for each Trust (including CUSIP, Sedol or other appropriate security identification); and

3.A copy of the current compliance procedures for each Trust applicable to the subadvisory services to be provided to the Trust.

The Manager also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

(b)The Manager acknowledges, represents and warrants that:

(i)The Trust is a "qualified institutional buyer" ("QIB") as defined in Rule 144A under the Securities Act of 1933, as amended, and the Manager will promptly notify the Subadviser if the Trust ceases to be a QIB; and

(ii)the assets in the Trust are free from all liens and charges and undertake that no liens or charges will arise from the acts or omissions of the Manager and the Trust which may prevent the Subadviser from giving a first priority lien or charge on the assets solely in connection with the Subadviser's authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Trust with respect to any investments made pursuant to the Prospectus.

(c) The Manager represent that Shares of the Trust are currently offered as underlying investments of separate account variable annuity portfolios (collectively, "Current Investors"). The Manager agrees that should the Trust be offered in the future to investors other than the Current Investors, the Managers shall provide the Subadviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list of (i) each "government entity" (as defined by Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended ("Advisers Act")), invested in the Trust where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Trust; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected the Trust as an option to be offered by such 529 Plan.

3. Confidentiality.

(a)Each party agrees that it will treat confidentially all information provided by any other party (the "Discloser") regarding the Discloser's businesses and operations, including without limitation the investment activities or holdings of the Trust, and any other non- public information provided by the Discloser, either verbally or in writing, in connection with discussions, in-person or otherwise, related to any aspect of the Discloser's business operations and personnel matters or which pertains to matters that a reasonable person would expect to be treated as proprietary or confidential ("Confidential Information"). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the "Recipient") solely for the purposes of rendering services pursuant to this Agreement or for monitoring the investments made pursuant to this Agreement (the "Purpose"), and shall not be disclosed to any third party, without the prior consent of the Discloser, except to comply with applicable laws, rules and regulations, subpoenas, court orders, and/or as required in the administration and management of the Trust, or as permitted herein. Recipient may disclose Confidential Information to a limited number of employees, affiliates, attorneys, accountants and other advisers of the Recipient (its "Representatives") on a need-to-know basis and solely for the Purpose, provided its Representatives are subject to this Agreement or have entered into a written nondisclosure agreement with Recipient with terms substantially similar to the provisions herein. Recipient shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to prevent Confidential Information from being disclosed to third persons.

4.The Subadviser will not engage any third party to provide any material services (i.e., services that have a direct, material impact on Subadviser's performance of services for the Manager under this Agreement) to the portion of the Trust's portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager (each such third party, a "Material Service Provider"). To the extent that the Subadviser receives approval from the Manager to engage a Material Service Provider, the Subadviser assumes all responsibility for such Material Service Provider's performance of the applicable material services as it related to the Trust's portfolio as delegated to the Subadviser by the Manager. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates (each an "Indemnified Party" and collectively, the "Indemnified Parties") from and against all damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) ("Losses") arising from any claims, demands, actions, and suits brought by a third party against the Indemnified Parties ("Claims") which arise out of or relate to the provision of the material services provided by any such Material Service Provider, except to the extent the claimed Losses are based on, arising out of or otherwise in connection with the breach by the Manager of its obligations under this Agreement.

5. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Managers its affiliated persons, officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust , without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence subsequent to the termination of the portfolio's previous manager and as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 100 East Pratt Street, Baltimore, Maryland 21202 Attention: Legal Subadvised.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Manager also agree to furnish the Subadviser, prior to use for approval, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. Materials which have been previously approved in writing by the Subadviser or those that only refer to the Subadviser's name or the Subadviser Marks are not subject to prior approval provided the Manager shall ensure that such materials are consistent with those which were previously approved by the Subadviser and no changes have been made to the Subadviser Marks previously approved by the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, reports to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one instrument.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

T. ROWE PRICE ASSOCIATES, INC.

By: /s/ Sara Pak

Name: Sara Pak

Title: Vice President

SCHEDULE A

THE PRUDENTIAL SERIES FUND

As compensation for services provided by T. Rowe Price Associates, Inc. ("T. Rowe Price"), PGIM Investments LLC will pay T. Rowe Price a subadvisory fee on the net assets managed by T. Rowe Price that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio^
PSF Natural Resources Portfolio**	0.55% of average daily net assets to $50 million;
When Portfolio average daily net assets exceed $50 million:
0.50% of average daily net assets to $500 million;
When Portfolio average daily net assets exceed $500 million:
0.425% of average daily net assets up to $500 million;
0.375% of average daily net assets above $500 million to $1 billion;
When Portfolio average daily net assets exceed $1 billion:
0.375% of average daily net assets

*In the event T. Rowe Price invests Portfolio assets in other pooled investment vehicles it manages or subadvises, T. Rowe Price will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to T. Rowe Price with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

**For purposes of calculating the subadvisory fee, the assets of the AST T. Rowe Price Natural Resources Portfolio will be aggregated with the PSF Natural Resources Portfolio.

Dated as of: June 13, 2022

EXHIBIT B

MANAGEMENT OF T. ROWE PRICE ASSOCIATES, INC. (T. ROWE PRICE)

T. Rowe Price. is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.31 trillion in assets as of June 30, 2022. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

The table below lists the names, addresses, and positions of T. Rowe Price's principal executive officer and each of its directors.

Name & Address*	Position
Jennifer B. Dardis	Director
David Oestreicher	Director and Secretary
Robert W. Sharps	Director, Chair of the Board, President
Eric L. Veiel	Director

* The principal mailing address of the principal executive officer and each director is 100 East Pratt Street, Baltimore, Maryland 21202.

COMPARABLE FUNDS FOR WHICH T. ROWE PRICE

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which T. Rowe Price provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee
	(as of June 30, 2022)	Paid to T. Rowe Price(1)

AST T. Rowe Price Natural Resources	$528.3	0.55% of average daily net assets to $50
Portfolio		million;
When Portfolio average daily net assets exceed
$50 million:
0.50% of average daily net assets to $500
million;
When Portfolio average daily net assets exceed
$500 million:
0.425% of average daily net assets up to $500
million;
0.375% of average daily net assets above $500
million to $1 billion;
When Portfolio average daily net assets exceed
$1 billion:
0.375% of average daily net assets

	$3,023.6	.25% individual fee
T. Rowe Price		.28% group fee
New Era Fund		.54% management fee (2)

(1)T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fee for certain registered investment companies where it serves as subadviser. The fee reduction is based on the combined asset levels of qualified portfolios, and ranges between 0 – 17.5% of the total subadvisory fees paid. In certain cases, assets are aggregated with the client's other qualified portfolios for purposes of determining breakpoints. For the sub-advised client fee schedules that include reset breakpoints, such sub-advised clients are eligible for transitional fee credits to be applied as assets approach or fall below such reset breakpoints.

(2)The fees indicated are advisory fees and not sub-advisory fees for the Fund. The total reflects only the Fund's investment management fees and does not include shareholder service, custodial, accounting, legal and audit fees; costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses or director/trustee fees and expenses. T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds. Each fund also pays a flat individual fund fee based on its net assets.

EXHIBIT C

SHAREHOLDER INFORMATION

As of September 2, 2022, the Trustees and officers of PSF, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of September 2, 2022, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

PSF Natural Resources Portfolio	PRUCO Life Insurance	213 Washington St	$2,491,193.650/18.97%
	Company	Newark NJ, 07102-0000
PLAZ Life
Attn: Separate Accounts 7th
Floor
	PRU Annuities Inc	213 Washington St	$1,174,980.735/8.95%
	PRU Annuity	Newark NJ, 07102-0000
Attn: Separate Accounts 7th
Floor
	PRUCO Life Insurance	213 Washington St	$7,952,581.256/60.54%
	Company	Newark NJ, 07102-0000
PRU Life
Attn: Separate Accounts 7th
Floor

THE PRUDENTIAL SERIES FUND

PSF Natural Resources

655Broad Street, 6th Floor Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of a new subadviser and the approval of a new subadvisory agreement (the New Subadvisory Agreement) for the PSF Natural Resources (the Portfolio), a series of The Prudential Series Fund (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's new subadviser and New Subadvisory Agreement.

As discussed in the Information Statement, at a meeting held on June 13-14, 2022, the Board of Trustees (the Board) of the Trust, including all of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), approved: (i) a new subadvisory agreement with T. Rowe Price Associates, Inc. (T. Rowe Price) for the Portfolio; (ii) changing the Portfolio's principal Investment Strategies and; and (iii) changing the Portfolio's secondary benchmark index.

The purpose of the Subadvisory Agreement with T. Rowe Price (the New Subadvisory Agreement) was to replace the prior subadvisory agreement between PGIM Investments LLC (PGIM Investments or the Manager), as investment manager to the Portfolio, and Allianz Global Investors U.S. LLC (AllianzGI). On May 17, 2022, the Securities and Exchange Commission (the SEC) charged AllianzGI and three portfolio managers with a fraudulent scheme that concealed the downside risks of a complex options trading strategy. The Board further noted that AllianzGI admitted that its conduct violated the federal securities laws and agreed to a cease-and-desist order (the Order). As a result of the SEC order, AllianzGI is automatically disqualified from providing advisory services to U.S. registered funds, such as the Portfolio, for the next ten years. AllianzGI had to be replaced as subadviser to the Portfolio by July 26, 2022. As such, the New Subadvisory Agreement became effective June 30, 2022. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about June 30, 2022, to all shareholders of record as of the close of business on September 9, 2022. A copy of the Information Statement will remain on the Portfolio's website until December 16, 2022.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until December 16, 2022. To ensure prompt delivery, you should make your request no later than December 9, 2022. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY.

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

PSFNTRIS